UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2007

YELLOWCAKE MINING INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-137539

(Commission File Number)

83-0463005

(IRS Employer Identification No.)

213 West Main Street, Suite F, Riverton, WY 82501

(Address of principal executive offices and Zip Code)

(307) 856-8080

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On April 5, 2007, we entered into a Binding Letter of Intent with Strathmore Minerals Corp. Under the terms of the letter of intent we have received an option to acquire a 60% interest in Strathmore’s Sky project located in the Gas Hills Uranium District in Freemont County, Wyoming. In consideration of the option, we will expend $7,500,000 in property development over 4 years.

Exhibit 9.01 Financial Statements and Exhibits.

10.1	Binding Letter of Intent dated April 5, 2007 between our company and Strathmore Minerals Corp.
99.1	News Release issued April 10, 2007

CW1111427.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YELLOWCAKE MINING INC.

/s/ William Tafuri

William Tafuri

Director

Date:	April 10, 2007

CW1111427.1